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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              -------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          March 29, 2000
                                                --------------------------------

                         Central Garden & Pet Company
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            (Exact name of registrant as specified in its charter)


          Delaware                       0-20242                 68-0275553
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(State or other jurisdiction         (Commission File           (IRS Employer
     of incorporation)                    Number)            Identification No.)


3697 Mt. Diablo Boulevard, Lafayette, California                    94549
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    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code         (925) 283-4573
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                                 Inapplicable
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         (Former name or former address if changed since last report)


Exhibit Index located on page 3
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Item 5.  Other Events

         On March 29, 2000, Central Garden & Pet Company (the "Company") issued a press release announcing that it has acquired the AMDRO(R) and IMAGE(R) product lines from American Cyanamid.

Item 7.  Financial Statement and Exhibits

         (a)  Not applicable

         (b)  Not applicable

         (c)  See attached Exhibit Index.


                                       2
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                                 EXHIBIT INDEX

Number   Exhibit                                                     Page Number
------   -------                                                     -----------
 99.1    Press Release dated March 29, 2000.                              5
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CENTRAL GARDEN & PET COMPANY



                                    By:     /s/ Robert B. Jones
                                        ----------------------------------------
                                        Robert B. Jones, Vice President, Finance

Dated:  March 30, 2000